UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2023

Progressive Care Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52684	32-0186005
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Ansin Blvd., Suite A

Hallandale Beach, FL 33009

(Address of Principal Executive Offices) (Zip Code)

(305) 760-2053

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2023, Mrs. Birute Norkute resigned from her position as Chief Operating Officer (“COO”) of Progressive Care Inc. (the “Company”), effective May 1, 2023. Mrs. Norkute will remain engaged with the Company as Operations Manager (“OM”). There has been no modifications of Mrs. Norkute’s compensation or benefits in connection with the change of Mrs. Norkute’s position from COO to OM.

Effective May 1, 2023, Dr. Pamela Roberts serves as Chief Operating Officer of the Company. Prior to her appointment as COO, Dr. Roberts served as the Company’s Director of Pharmacy and Pharmacist in Charge. In connection with such appointment, Dr. Roberts has entered into an employment agreement (“Employment Agreement”), which increased her base salary to $180,000 in addition to certain other benefits. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Pamela M. Roberts, PharmD, Chief Operating Officer, age 48

Dr. Roberts was appointed as Chief Operating Officer in May 2023. Dr. Roberts is a medical professional and has almost 20 years of experience as a licensed pharmacist. Dr. Roberts has been the Director of Pharmacy for PharmcoRX Pharmacies for the last 5 years. Dr. Roberts is also Pharmacist In Charge for PharmcoRX location 901 for the last 11 years. She is the recipient of the 2020 PHMA Frontline Worker of the Year Award. Dr. Roberts is a licensed Pharmacist in the State of Florida and Texas. She received her Doctor of Pharmacy Degree from Hampton University in Hampton, Virginia.

Dr. Roberts was not appointed as COO pursuant to any arrangements or understandings with the Company or with any other person, there are no family relationships between Dr. Roberts and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K, and Dr. Roberts has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Exhibits.

Exhibit No.	Documents

10.1	Form of Employment Agreement by and between the Company and Pamela Roberts, dated May 1, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Progressive Care Inc.

By	/s/ Charles M. Fernandez
Name:	Charles M. Fernandez
Title:	Chief Executive Officer

Date: May 4, 2023